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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 13, 2003
                                                         -----------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     1-31565                  06-1377322
------------------------------   ----------------------   ---------------------
(State or other jurisdiction     Commission File Number     (I.R.S. Employer
of incorporation or                                         Identification No.)
organization)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.    Changes in Control of Registrant
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership
           --------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant
           ---------------------------------------------
           Not applicable.

Item 5.    Other Events and Regulation FD Disclosure
           -----------------------------------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits
           ---------------------------------

           (a) Financial statements of business acquired are required: None

           (b) Pro forma financial information: None

           (c) Exhibits:

               Exhibit 99.1 Notice sent to directors and executive officers of New York Community Bancorp, Inc. on November 13, 2003

Item 8.    Change in Fiscal Year
           ---------------------

           Not applicable.

Item 9.    Regulation FD Disclosure
           ------------------------

           Not applicable.

Item 10.   Amendments to the Registrant's Code of Ethics, or Waiver of a
           -------------------------------------------------------------
           Provision of the Code of Ethics.
           -------------------------------

           Not applicable.


Item 11.   Temporary Suspension of Trading Under Registrant's Employee Benefit
           -------------------------------------------------------------------
           Plans.
           -----

           This Form 8-K is being filed to comply with the SEC requirement that notice of a covered blackout period under the Employer Stock Fund of The Roslyn Savings Bank 401(k) Savings Plan be given to our directors and executive officers and also be furnished to the SEC under cover of Form 8-K. The notice being sent to those persons on November 13, 2003 is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item.

           The registrant received the notice required by section 101(i)(2)(E) of ERISA on November 13, 2003.

Item 12.   Results of Operations and Financial Condition.
           ---------------------------------------------

           Not applicable.




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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEW YORK COMMUNITY BANCORP, INC.



Date: November 13, 2003                 /s/ Robert Wann
                                        ---------------
                                        Robert Wann
                                        Senior Executive Vice President and
                                        Chief Operating Officer



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                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                Description
-----------                -----------

Exhibit 99.1 Notice sent to directors and executive officers of New York Community Bancorp, Inc. on November 13, 2003